UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 3, 2011

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (604) 602-1633

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On March 3, 2011, Enertopia Corp (the “Company”) closed a private placement of 8,729,000 units at a price of CAD$0.10 per unit for gross proceeds of CAD$872,900, US$872,900. Each unit consisted of one common share in the capital of the Company and one non-transferable share purchase warrant, each full warrant entitling the holder to purchase one additional common share in the capital of the Company until March 3, 2013, subject to accelerated expiry as set out in the warrant certificate, at a purchase price of CAD$0.20 .. As per the terms of the Subscription Agreement, the Company grants to the Subscribers a participation right to participate in future offerings of the Company’s securities as to their pro rata shares for a period of 12 months from the closing of the Private Placement (the “Participation Right”).

The Company will pay broker commissions of $39,200 in cash and issue 392,000 brokers warrants in connection with the private placement to Canaccord Genuity. The Company will pay broker commissions of $9,730 in cash and issue 97,300 brokers warrants in connection with the private placement to Wolverton Securities.

Proceeds of the Private Placement are intended to be used in part for acquisition of and exploration on the Company’s New Mexico mining project, and for general working capital.

The Company issued the units to six (6) US persons pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act 1933, as amended. Each of the subscribers represented that they were an “accredited investor” as such term is defined in Regulation D. The Company issued the units to sixty-four (64) non-US persons in an off-shore transaction pursuant to the exemption from registration provided for under Regulation S, promulgated under the United States Securities Act of 1933, as amended. Each of the subscribers represented that they were not a “US person” as such term is defined in Regulation S.

The securities referred to herein will not be and have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing closing of the private placement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreements (2) for Private Placement closed on March 3, 2011
10.2	Form of Warrant Agreements (3) dated March 3, 2011
99.1	Press Release announcing closing of Private Placement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2011

Enertopia Corp.

By: ”Robert McAllister”
Robert G. McAllister
President and Director